Exhibit 10.2

AMENDMENT NO. 1 TO LOAN AGREEMENT

This Amendment No. 1 to Loan Agreement dated as of February 18, 2004 (this “Amendment”) is entered into with reference to the Loan Agreement dated as of September 5, 2003 (the “Loan Agreement”), among Alliance Gaming Corporation, the Lenders, the Syndication Agent, the Documentation Agent, Banc of America Securities LLC and CIBC World Markets Corp., as Joint Lead Arrangers and Joint Book Managers, and Bank of America, N.A., as Administrative Agent. Capitalized terms used in this Amendment and not otherwise defined herein are used with the meanings set forth for those terms in the Loan Agreement. For purposes of this Amendment, Banc of America Securities LLC and CIBC World Markets Corp. are acting as Joint Lead Arrangers and Joint Book Managers.

1.            Amendments. The Borrower and the Administrative Agent (acting with the consent of the Requisite Lenders and, in the case of clauses (b), (d) and (e) below only, all of the holders of the Term Loans) hereby agree to amend the Loan Agreement as follows:

(a)           Section 1.1 of the Loan Agreement is hereby amended by adding the following definitions thereto in appropriate alphabetical sequence:

“Applicable Debt Rating” means, as of the last day of any Fiscal Quarter, the rating assigned by the Rating Agencies to the senior secured bank loan debt of the Borrower without third-party credit enhancement (and any rating assigned to any other debt security of the Borrower shall be disregarded).

“Moody’s” means Moody’s Investors Service, Inc., and its successors.

“Rating Agencies” means S&P and Moody’s.

“S&P” means Standard & Poor’s Ratings Group, a division of McGraw Hill, Inc., and its successors.

“SDG Acquisition” means the transaction contemplated by that certain Stock Purchase Agreement dated November 10, 2003 by and among the Borrower, Sierra Design Group, Robert Luciano and Robert Luciano, as trustee of the Robert Luciano family trust as in effect on November 15, 2003.

(b)           The definition of the term “Term Euro-Dollar Margin” in Section 1.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

“Term Euro-Dollar Margin” means 2.50%, or if applicable, for any Pricing Period, the percentage set forth below opposite the Applicable Debt Ratings as set forth on the most recently delivered Pricing Certificate:

Ratings	Term Eurodollar Margin
Ba2 or higher and BB or higher	2.00%
any of Ba3 and BB- or Ba2 and BB- or Ba3 and BB	2.25%

(c)           Section 2.7(a)(i) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(i)            on the date of a Disposition made pursuant to Section 6.2(g) (other than a Disposition of the capital stock of United Coin Machine Co., Plantation Investments, Inc. (d/b/a Rail City Casino), Rainbow Casino Vicksburg Partnership LP (d/b/a Rainbow Casino) or Video Services, Inc. or the sale of all or substantially all of the assets of any such Persons) in an amount equal to the product of (1) the Revolving Commitment Percentage multiplied by (2) 100% of the Net Cash Proceeds of all such Dispositions in such fiscal year in excess of $2,500,000;

(d)           Section 3.1(e) of the Loan Agreement is hereby amended by adding the phrase “Except as otherwise provided in clause (g) below,” at the beginning thereof.

(e)           There shall be added to Section 3.1 of the Loan Agreement a new clause (g) reading in its entirety as follows:

(g)          In the event that, during the twelve-month period ending on February 18, 2005, the Term Loans are prepaid in whole or in part from the proceeds of any incurrence of Indebtedness (other than Indebtedness issued through a public offering or a private placement) which has an interest rate lower than the interest rate then applicable to the Term Loans, the Borrower shall pay to each holder of a Term Loan, in connection with such prepayment, a prepayment premium (expressed as a percentage of the aggregate principal amount of the Term Loan prepaid) of 101% on the principal amount of the Term Loan of such holder which are prepaid.

(f)            Section 6.2(b) of the Loan Agreement is hereby amended by deleting the figure “$15,000,000” in the fourth line thereof and replacing it with the figure “$20,000,000”.

(g)           Section 6.12(j) of the Loan Agreement is hereby amended to read in its entirety as follows:

(j)            So long as no Default or Event of Default exists, the SDG Acquisition and other Acquisitions of Persons engaged primarily in the same or similar lines of business as the Borrower and its existing Subsidiaries (and existing Investments of such Persons whether or not primarily related to such business) or of assets used in such businesses, provided that (i) for all Acquisitions other than the SDG Acquisition, the consideration paid (net of Cash and Cash Equivalents acquired) by the Borrower and its Subsidiaries for such Acquisitions consists (A) solely of the capital stock of the Borrower and (B) Cash and other Property having an aggregate value not in excess of $50,000,000 for all periods from and after January 1, 2004 plus an additional $50,000,000 from and after the latest to occur of (1) January 1, 2005, (2) the Disposition of United Coin Machine Co. and (3) the Disposition of Plantation Investments, Inc. (d/b/a Rail City Casino); and (ii) giving pro forma effect to the making of such Acquisition as of the last day of the then most recently ended Fiscal Quarter, the Borrower is in pro forma compliance with Sections 6.13 through 6.15;

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(h)          Section 6.12(o) of the Loan Agreement is hereby amended to read in its entirety as follows:

(o)          Investments consisting of loans to customers so long as the aggregate principal amount of such loans does not exceed $40,000,000 at any time or $20,000,000 per property of any such customer; and

(i)            Section 6.15 of the Loan Agreement is hereby amended by replacing the words “Fiscal Quarter” in the first line thereof with the words “Fiscal Year”.

(j)            Section 7.1(c) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

(c)           As soon as practicable, and in any event not later than 45 days following the end of each Fiscal Quarter, a completed Pricing Certificate setting forth the Total Leverage Ratio and the Applicable Debt Rating as of the last day of that Fiscal Quarter;

(k)           Exhibit C to the Loan Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit C attached hereto.

2.             Condition Precedent.  The effectiveness of this Amendment shall be conditioned upon the receipt by the Administrative Agent of (a) counterparts of this Amendment executed by the Borrower, (b) written consents hereto executed by the Requisite Lenders in substantially the form of Exhibit A attached hereto,  (c) written consents hereto executed by each of the Guarantors and (d) the reasonable fees, costs and expenses of the Administrative Agent and BAS in connection with this Amendment.  Notwithstanding the foregoing, the provisions of Sections l(b), (d) and (e) of this Amendment shall not be effective until the Administrative Agent shall have received written consents hereto executed by each holder of a Term Loan.

3.             Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that, as of the date of this Amendment, (i) no Default or Event of Default has occurred and remains continuing, and (ii) the representations and warranties contained in Article IV of the Loan Agreement and in each other Loan Document (except (A) for representations and warranties which expressly speak as of a particular date or are no longer true and correct as a result of a change which is permitted by the Loan Agreement or applicable Loan Document, (B) as disclosed by the Borrower and approved in writing by the Requisite Lenders, or (C) for the representations and warranties set forth in Sections 4.4(a), 4.6 (first sentence), 4.11 and 4.18 of the Loan Agreement) are true and correct as if made on the date hereof.

4.             Confirmation. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

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IN WITNESS WHEREOF, the Borrower and the Administrative Agent have executed this Amendment as of the date first written above by their duly authorized representatives.

ALLIANCE GAMING CORPORATION

By:	/s/ Robert L. Saxton
Robert L. Saxton, Chief Financial Officer

BANK OF AMERICA, N.A., as Administrative
Agent

By:	/s/ Gina Meador
Gina Meador, Vice President

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[Exhibit A to Amendment]

CONSENT OF LENDER

This Consent of Lender is delivered by the undersigned Lender to Bank of America, N.A., as Administrative Agent, with reference to the Loan Agreement dated as of September 5, 2003 (the “Loan Agreement”), among Alliance Gaming Corporation, the Lenders, Syndication Agent, Documentation Agent and Joint Lead Arrangers and Joint Book Managers referred to therein, and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein are used with the meanings set forth for those terms in the Loan Agreement.

The undersigned is a party to the Loan Agreement and hereby consents to the execution and delivery of the proposed Amendment No. 1 to Loan Agreement by the Administrative Agent on behalf of the Lenders party to the Loan Agreement, substantially in the form of the draft presented to the undersigned.

[Name of Lender]

By:

Title:

A-1

[Exhibit B to Amendment]

CONSENT OF GUARANTORS

This Consent of Guarantors is delivered by the undersigned with reference to the Loan Agreement dated as of September 5, 2003 (the “Loan Agreement”), among Alliance Gaming Corporation, the Lenders, Syndication Agent, Documentation Agent and Joint Lead Arrangers and Joint Book Managers referred to therein, and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein are used with the meanings set forth for those terms in the Loan Agreement.

The undersigned hereby (a) consent to the execution and delivery of the proposed Amendment No. 1 to Loan Agreement by the Borrower and the Administrative Agent, substantially in the form of the draft presented to the undersigned and (b) represent and warrant to the Administrative Agent and the Lenders that each of the Guaranties and the Collateral Documents executed by the undersigned remain in full force and effect in accordance with their respective terms.

“Guarantor”

BALLY GAMING, INC.
(d/b/a Bally Gaming and Systems),
a Nevada corporation

By:	/s/ Robert L. Saxton
Title:	Treasurer

PLANTATION INVESTMENTS, INC. (d/b/a Rail City Casino), a Nevada corporation

By:	/s/ Robert L. Saxton
Title:	President

ALLIANCE HOLDING COMPANY, a Nevada corporation

By:	/s/ Robert L. Saxton
Title:	Treasurer

BALLY GAMING INTERNATIONAL, INC., a Delaware corporation

By:	/s/ Robert L. Saxton
Title:	Treasurer

APT GAMES, INC., a Nevada corporation

By:	/s/ Robert L. Saxton
Title:	Treasurer

UNITED COIN MACHINE CO., a Nevada corporation

By:	/s/ Robert L. Saxton
Title:	Vice President

FOREIGN GAMING VENTURES, INC., a Nevada corporation

By:	/s/ Robert L. Saxton
Title:	Treasurer

LOUISIANA VENTURES, INC., a Nevada corporation

By:	/s/ Robert L. Saxton
Title:	Treasurer

UNITED GAMING RAINBOW, a Nevada corporation

By:	/s/ Robert L. Saxton
Title:	President

ACSC ACQUISITIONS INC., a Nevada corporation

By:	/s/ Robert L. Saxton
Title:	Treasurer

ADVANCED CASINO SYSTEMS CORPORATION, a Delaware corporation

By:	/s/ Robert L. Saxton
Title:	Treasurer

CMP ACQUISITIONS INC., a Nevada corporation

By:	/s/ Robert L. Saxton
Title:	Treasurer

CASINO MARKETPLACE DEVELOPMENT CORPORATION, a Nevada corporation

By:	/s/ Robert L. Saxton
Title:	Treasurer

DATA CONCEPTS INTERNATIONAL, INC., a Nevada corporation

By:	/s/ Robert L. Saxton
Title:	Treasurer

CMS, LLC, a Mississippi limited liability company

By:	/s/ Robert L. Saxton
Title:	Manager

[Exhibit C to Amendment]

PRICING CERTIFICATE

To:          Bank of America, N.A., as Administrative Agent

This Certificate is delivered with reference to that certain Loan Agreement, dated as of September 5, 2003 (as amended from time to time, the “Loan Agreement”) by and among Alliance Gaming Corporation, a Nevada corporation (the “Borrower”), the Lenders therein named, and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein are used with the meanings set forth in the Loan Agreement, as amended as of the date of this Pricing Certificate.

The undersigned Senior Officer of the Borrower hereby certifies that, as of the last day of the Fiscal Quarter ended 12/31/03 (the “Subject Fiscal Quarter”), the Total Leverage Ratio was 2.78:1.00.  The Total Leverage Ratio as of the last day of the Subject Fiscal Quarter was calculated as the ratio of:

(a)	Average Total Debt; to	$405,614,000

(b)	EBITDA for the four Fiscal Quarter period ending on the last day of the Subject Fiscal Quarter.	$145,800,000

The undersigned Senior Officer of the Borrower hereby certifies that, as of the last day of the Subject Fiscal Quarter, the Applicable Debt Rating from Moody’s was B1 and from S&P was BB-.

IN WITNESS WHEREOF, this Pricing Certificate has been executed as of the date set forth below.

ALLIANCE GAMING CORPORATION,
a Nevada Corporation

By:	/s/ Robert L. Saxton
Robert L. Saxton, Chief Financial Officer
[Printed Name and Title of Senior Officer]

Dated:	2/19/04

C-1